UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2023

TSCAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40603	82-5282075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

830 Winter Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (857) 399-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Voting Common Stock, $0.0001 par value per share	TCRX	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 8, 2023, TScan Therapeutics, Inc. (“TScan” or the “Company”), entered into a Collaboration Agreement (the “Agreement”) with Amgen Inc. (“Amgen”) to identify antigens recognized by T cells in patients with Crohn’s disease utilizing the Company’s proprietary target discovery platform, TargetScan (“TargetScan”). Under the terms of the Agreement, Amgen will then evaluate a variety of modalities to create therapeutics based on targets discovered by TScan and will retain all global development and commercialization rights, as well as an option to expand the collaboration to include target discovery for ulcerative colitis, under certain pre-specified terms. Amgen will make an upfront payment of $30 million to TScan and the Company is eligible to earn success-based milestone payments of over $500 million, based upon the achievement of certain development and commercial milestones, as well as tiered single-digit royalty payments on net sales of products developed from the collaboration, subject to reductions set forth in the Agreement.

The Agreement contains customary representations, warranties and covenants by the parties, and will continue in effect unless terminated by either party pursuant to its terms. Either Amgen or the Company may terminate the Agreement in its entirety for the other side’s insolvency, uncured material breach, or failure to comply with specified compliance provisions or subject to a specified negotiation mechanism. Amgen may terminate the Agreement in its entirety upon ninety (90) days’ prior written notice to the Company. Upon expiration of the Agreement, the licenses the Company granted to Amgen under the Agreement must, on a product-by-product and country-by-country basis, continue and become fully paid-up, non-royalty bearing, perpetual, irrevocable and non-exclusive.

The forgoing description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a copy of which is expected to be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the three months ending June 30, 2023.

Item 7.01	Regulation FD Disclosure.

On May 9, 2023, the Company issued a press release announcing the closing of the Agreement. A copy of this press release is furnished as Exhibit 99.1 to this Report on Form 8-K. The information in Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding the structure, timing and success of the Company’s planned preclinical development and clinical trials, and the Company’s goals, strategy, and focus. TScan intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as, but not limited to, “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan,” “on track,” or similar expressions or the negative of those terms. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions, and uncertainties. The express or implied forward-looking statements included in this release are only predictions and are subject to a number of risks, uncertainties and assumptions, including, without limitation: the beneficial characteristics, safety, efficacy, therapeutic effects, expectations regarding its preclinical studies being predictive of clinical trial results; the timing of the initiation, progress and expected results of preclinical studies, clinical trials and research and development programs; plans relating to developing and commercializing therapy candidates, if approved, including sales strategy; estimates of the size of the addressable market for therapy candidates; TScan’s estimates regarding expenses, future milestone payments and revenue, capital requirements and needs for additional financing; TScan’s expectations regarding competition; TScan’s anticipated growth strategies; TScan’s ability to attract or retain key personnel; TScan’s expectations regarding federal, state and foreign regulatory requirements; TScan’s ability to obtain and maintain intellectual property protection for its proprietary platform technology and our product candidates; TScan’s ability to achieve preclinical, clinical, regulatory, and commercial milestones; the beneficial characteristics, safety, efficacy, therapeutic effects, expectations regarding the development of TScan’s target discovery platform to identify non-conventional drug targets and to apply to its partnership with Amgen and other autoimmune diseases; and other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of TScan’s most recent Annual Report on Form 10-K and any other filings that TScan has made or may make with the SEC in the future. Any forward-looking statements contained in this release represent TScan’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, TScan explicitly disclaims any obligation to update any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

99.1	Press release, dated May 9, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TScan Therapeutics, Inc.

Date: May 9, 2023	By:	/s/ Brian Silver
Brian Silver
Chief Financial Officer